Exhibit 99.1

NEWS RELEASE

CONTACTS: Media Meghan Cox Manager Corporate Communications T - (412) 433-6777 E - mmcox@uss.com	Investors/Analysts Kevin Lewis General Manager Investor Relations T - (412) 433-6935 E - KLewis@uss.com

FOR IMMEDIATE RELEASE:
UNITED STATES STEEL CORPORATION REPORTS SECOND QUARTER 2019 RESULTS

•	Net earnings of $68 million, or $0.39 per diluted share

•	Adjusted net earnings of $78 million, or $0.45 per diluted share

•	Adjusted EBITDA of $278 million

•	Returned $37 million of capital to stockholders, including $28 million of share repurchases

PITTSBURGH, August 1, 2019 – United States Steel Corporation (NYSE: X) reported second quarter 2019 net earnings of $68 million, or $0.39 per diluted share. Adjusted net earnings were $78 million, or $0.45 per diluted share. This compares to second quarter 2018 net earnings of $214 million, or $1.20 per diluted share. Adjusted net earnings for second quarter 2018 were $262 million, or $1.46 per diluted share.

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Earnings Highlights

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2019	2018	2019	2018
Net Sales	$3,545	$3,609	$7,044	$6,758
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$134	$224	$229	$257
U. S. Steel Europe	(10)	115	19	225
Tubular	(6)	(35)	4	(62)
Other Businesses	10	17	18	28
Total segment earnings before interest and income taxes	$128	$321	$270	$448
Other items not allocated to segments	(13)	(20)	(44)	(10)
Earnings before interest and income taxes	$115	$301	$226	$438
Net interest and other financial costs	54	75	103	193
Income tax (benefit) provision	(7)	12	1	13
Net earnings	$68	$214	$122	$232
Earnings per diluted share	$0.39	$1.20	$0.70	$1.30

Adjusted net earnings (a)	$78	$262	$159	$319
Adjusted net earnings per diluted share (a)	$0.45	$1.46	$0.92	$1.79
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$278	$451	$563	$706
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.
"Our execution in the second quarter was strong despite challenging market conditions,” commented President and Chief Executive Officer David B. Burritt. “We overcame logistics headwinds from severe weather and delivered for our customers, exceeding even our own expectations. We also completed several Asset Revitalization outages across the flat-rolled footprint on time and on budget, including upgrades to our Mon Valley steel shop. We expect these investments to enhance operating performance and reliability to provide high quality, low cost liquid steel for our future endless casting and rolling investment."
Burritt added, “Execution of our technology investments, including the Mon Valley endless casting and rolling line, Tubular electric arc furnace, and USSK Dynamo Line, are on track to deliver almost $400 million of incremental run-rate EBITDA benefits when completed. With each passing quarter, we are making the company more competitive and our continued execution is proof that our strategy is working.”

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The Company will conduct a conference call on second quarter 2019 earnings on Friday, August 2, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on August 2.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted)(a)
Flat-Rolled	779	819	789	780
U. S. Steel Europe	652	707	661	707
U. S. Steel Europe (€/net ton)	580	593	585	584
Tubular	1,524	1,449	1,537	1,420
Steel shipments (thousands of net tons):(a)
Flat-Rolled	2,804	2,584	5,529	5,118
U. S. Steel Europe	1,004	1,156	2,068	2,283
Tubular	195	201	402	380
Total Steel Shipments	4,003	3,941	7,999	7,781

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	52	65	133	132
Flat-Rolled to U. S. Steel Europe (iron ore pellets and fines)	189	—	189	—
U. S. Steel Europe to Flat-Rolled	—	22	—	22
Raw steel production (thousands of net tons):
Flat-Rolled	2,984	2,841	6,059	5,626
U. S. Steel Europe	1,148	1,308	2,307	2,600
Raw steel capability utilization:(b)
Flat-Rolled	70%	67%	72%	67%
U. S. Steel Europe	92%	105%	93%	105%

CAPITAL EXPENDITURES
Flat-Rolled	$254	$142	$501	$318
U. S. Steel Europe	41	17	75	38
Tubular	29	13	48	24
Other Businesses	2	1	4	1
Total	$326	$173	$628	$381
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for U. S. Steel Europe.

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2019	2018	2019	2018
NET SALES	$3,545	$3,609	$7,044	$6,758

OPERATING EXPENSES (INCOME):
Cost of sales (excludes items shown below)	3,227	3,121	6,399	5,929
Selling, general and administrative expenses	82	92	160	170
Depreciation, depletion and amortization	150	130	293	258
Earnings from investees	(28)	(19)	(37)	(22)
Gain on equity investee transactions	—	(18)	—	(18)
Net loss on disposal of assets	—	1	4	2
Other (income) expense, net	(1)	1	(1)	1

Total operating expenses	3,430	3,308	6,818	6,320

EARNINGS BEFORE INTEREST AND INCOME TAXES	115	301	226	438
Net interest and other financial costs	54	75	103	193

EARNINGS BEFORE INCOME TAXES	61	226	123	245
Income tax (benefit) provision	(7)	12	1	13

Net earnings	68	214	122	232
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO
UNITED STATES STEEL CORPORATION	$68	$214	$122	$232

COMMON STOCK DATA:
Net earnings per share attributable to
United States Steel Corporation stockholders:
Basic	$0.39	$1.21	$0.71	$1.32
Diluted	$0.39	$1.20	$0.70	$1.30
Weighted average shares, in thousands
Basic	171,992	177,027	172,613	176,594
Diluted	172,512	178,903	173,475	178,485
Dividends paid per common share	$0.05	$0.05	$0.10	$0.10

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)

	Six Months Ended
	June 30,
(Dollars in millions)	2019	2018
Cash provided by (used in) operating activities:
Net earnings	$122	$232
Depreciation, depletion and amortization	293	258
Gain on equity investee transactions	—	(18)
Loss on debt extinguishment	—	74
Pensions and other postretirement benefits	55	37
Deferred income taxes	(3)	(1)
Net loss on disposal of assets	4	2
Working capital changes	(133)	(271)
Income taxes receivable/payable	39	(3)
Other operating activities	(11)	(17)
Total	366	293

Cash used in investing activities:
Capital expenditures	(628)	(381)
Disposal of assets	1	1
Other investing activities	—	(1)
Total	(627)	(381)

Cash provided by (used in) financing activities:
Issuance of long-term debt, net of financing costs	—	640
Repayment of long-term debt	(1)	(874)
Common stock repurchased	(70)	—
Dividends paid	(18)	(18)
Receipts from exercise of stock options	—	33
Taxes paid for equity compensation plans	(7)	(8)
Total	(96)	(227)

Effect of exchange rate changes on cash	(1)	(10)

Net decrease in cash, cash equivalents and restricted cash	(358)	(325)
Cash, cash equivalents and restricted cash at beginning of the year	1,040	1,597

Cash, cash equivalents and restricted cash at end of the period	$682	$1,272

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)

	June 30,	Dec. 31,
(Dollars in millions)	2019	2018
Cash and cash equivalents	$651	$1,000
Receivables, net	1,638	1,659
Inventories	2,166	2,092
Other current assets	92	79
Total current assets	4,547	4,830
Operating lease assets	237	—
Property, plant and equipment, net	5,233	4,865
Investments and long-term receivables, net	550	513
Intangible assets, net	154	158
Deferred income tax benefits	433	445
Other noncurrent assets	137	171

Total assets	$11,291	$10,982

Accounts payable and other accrued liabilities	2,615	2,535
Payroll and benefits payable	334	440
Short-term debt and current maturities of long-term debt	70	65
Other current liabilities	204	157
Total current liabilities	3,223	3,197
Noncurrent operating lease liabilities	188	—
Long-term debt, less unamortized discount and debt issuance costs	2,345	2,316
Employee benefits	926	980
Other long-term liabilities	297	286
United States Steel Corporation stockholders' equity	4,311	4,202
Noncontrolling interests	1	1

Total liabilities and stockholders' equity	$11,291	$10,982

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions)	2019	2018	2019	2018
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$68	$214	$122	$232
Income tax (benefit) provision	(7)	12	1	13
Net interest and other financial costs	54	75	103	193
Depreciation, depletion and amortization expense	150	130	293	258
EBITDA	265	431	519	696
December 24, 2018 Clairton coke making facility fire	13	—	44	—
Gain on equity investee transactions	—	(18)	—	(18)
Granite City Works restart costs	—	36	—	36
Granite City Works adjustment to temporary idling charges	—	2	—	(8)
Adjusted EBITDA	$278	$451	$563	$706

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts) (a)	2019	2018	2019	2018
Reconciliation to adjusted net earnings (loss) attributable to United States Steel Corporation
Net earnings attributable to United States Steel Corporation	$68	$214	$122	$232
December 24, 2018 Clairton coke making facility fire	10	—	37	—
Gain on equity investee transactions	—	(18)	—	(18)
Granite City Works restart costs	—	36	—	36
Granite City Works adjustment to temporary idling charges	—	2	—	(8)
Loss on debt extinguishment and other related costs	—	28	—	77
Total adjustments	10	48	37	87
Adjusted net earnings attributable to United States Steel Corporation	$78	$262	$159	$319

Reconciliation to adjusted diluted net earnings (loss) per share
Diluted net earnings per share	$0.39	$1.20	$0.70	$1.30
December 24, 2018 Clairton coke making facility fire	0.06	—	0.22	—
Gain on equity investee transactions	—	(0.10)	—	(0.10)
Granite City Works restart costs	—	0.20	—	0.20
Granite City Works adjustment to temporary idling charges	—	0.01	—	(0.04)
Loss on debt extinguishment and other related costs	—	0.15	—	0.43
Total adjustments	0.06	0.26	0.22	0.49
Adjusted diluted net earnings per share	$0.45	$1.46	$0.92	$1.79
(a) The adjustments included in this table for the three and six months ended June 30, 2019 have been tax effected. The adjustments for the three and six months ended June 30, 2018 have not been tax effected due to the full valuation allowance on our domestic deferred tax assets in 2018.

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the financial effects of items such as the December 24, 2018 Clairton coke making facility fire, the effects of gains on equity investee transactions, facility restart costs, significant temporary idling charges and adjustments to those charges and debt extinguishment and other related costs that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the Adjustment Items. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

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